UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.875% Notes due 2028	WHFCL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard.

WhiteHorse Finance, Inc. (the “Company”) is deeply saddened to announce that director Kevin F. Burke passed away on January 13, 2024 at the age of 69. Mr. Burke had been an independent director on the Board of Directors of the Company (the “Board”) since 2017 and served on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Since Mr. Burke’s death, the Board has six members, of whom three are independent directors, as that term is defined under the listing rules (the “Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). On January 24, 2024, the Company received a notice (the “Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that, as a result of the death of Mr. Burke, the Company no longer complies with Nasdaq’s independent director requirement as set forth in Listing Rule 5605, which requires Nasdaq-listed companies to have a board of directors comprised of a majority of independent directors.

Consistent with Listing Rule 5605(b)(1)(A), the Notice provides that Nasdaq will provide the Company a cure period in order to regain compliance as follows (the “Cure Period”): until the earlier of the Company’s next annual shareholders’ meeting or January 16, 2025; or if the next annual shareholders’ meeting is held before July 15, 2024, then the Company must evidence compliance no later than July 15, 2024. The Company is engaged in efforts to regain compliance with the majority independent board requirement set forth in Listing Rule 5605 and plans to regain compliance within the Cure Period provided by Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2024	WHITEHORSE FINANCE, INC.

	By:	/s/ Joyson C. Thomas
Joyson C. Thomas
Chief Financial Officer